Exhibit 99.2
NABORS INDUSTRIES LTD. February 7, 2024 4Q 2023 Earnings Presentation

N A B O R S . C O M We often discuss expectations regarding our future markets, demand for our products and services, and our performance in our annual, quarterly, and current reports, press releases, and other written and oral statements. Such statements, including statements in this document that relate to matters that are not historical facts, are “forward-looking statements” within the meaning of the safe harbor provisions of Section 27A of the U.S. Securities Act of 1933 and Section 21E of the U.S. Securities Exchange Act of 1934. These “forward-looking statements” are based on our analysis of currently available competitive, financial and economic data and our operating plans. They are inherently uncertain, and investors should recognize that events and actual results could turn out to be significantly different from our expectations. Factors to consider when evaluating these forward-looking statements include, but are not limited to: • geopolitical events, pandemics (including COVID-19) and other macro-events and their respective and collective impact on our operations as well as oil and gas markets and prices; • fluctuations and volatility in worldwide prices of and demand for oil and natural gas; • fluctuations in levels of oil and natural gas exploration and development activities; • fluctuations in the demand for our services; • competitive and technological changes and other developments in the oil and gas and oilfield services industries; • our ability to renew customer contracts in order to maintain competitiveness; • the existence of operating risks inherent in the oil and gas and oilfield services industries; • the possibility of the loss of one or a number of our large customers; • the amount and nature of our future capital expenditures and how we expect to fund our capital expenditures; • The occurrence of cybersecurity incidents, attacks and other breaches to our information technology systems; • the impact of long-term indebtedness and other financial commitments on our financial and operating flexibility; • our access to and the cost of capital, including the impact of a further downgrade in our credit rating, covenant restrictions, availability under our revolving credit facility, and future issuances of debt or equity securities and the global interest rate environment; • our dependence on our operating subsidiaries and investments to meet our financial obligations; Forward Looking Statements NABORS INDUSTRIES 2 • our ability to retain skilled employees; • our ability to complete, and realize the expected benefits of, strategic transactions; • changes in tax laws and the possibility of changes in other laws and regulation; • the possibility of changes to U.S. trade policies and regulations including the imposition of trade embargoes or sanctions; and • global views on and the regulatory environment related to energy transition and our ability to implement our energy transition initiatives; • potential long-lived asset impairments • the possibility of changes to U.S. trade policies and regulations including the imposition of trade embargoes, sanctions or tariffs; and • general economic conditions, including the capital and credit markets. Our businesses depend, to a large degree, on the level of spending by oil and gas companies for exploration, development and production activities. Therefore, sustained lower oil or natural gas prices that have a material impact on exploration, development or production activities could also materially affect our financial position, results of operations and cash flows. The above description of risks and uncertainties is by no means all-inclusive but is designed to highlight what we believe are important factors to consider. For a discussion of these factors and other risks and uncertainties, please refer to our filings with the Securities and Exchange Commission ("SEC"), including those contained in our Annual Reports on Form 10-K and Quarterly Reports on Form 10-Q, which are available at the SEC's website at www.sec.gov. We undertake no obligation to publicly update or revise any forward-looking statement as a result of new information, future events or otherwise, except as otherwise required by law. Non-GAAP Financial Measures This presentation refers to certain “non-GAAP” financial measures, such as adjusted EBITDA, net debt, adjusted gross margin and adjusted free cash flow. The components of these non-GAAP measures are computed by using amounts that are determined in accordance with accounting principles generally accepted in the United States of America (“GAAP”). Reconciliations of non-GAAP measures to the most comparable GAAP measures are provided in the Appendix at the end of this presentation.

N A B O R S . C O M 39% 43% 10% 8% Full Year 2023 Revenue by Segment U.S. Drilling International Drilling Drilling Solutions Rig Technologies 3 The Industry’s Most Innovative Technology NABORS INDUSTRIES Integrated Drilling and Technology Solutions Drilling Operations Drilling Solutions Rig Technologies Energy Transition Working in tandem to generate superior drilling performance

N A B O R S . C O M Recent Highlights NABORS INDUSTRIES 4 Growing NDS revenue with third parties in the Lower 48, up 8.1% and international customers, up 13.1% Deployed 5 of the 12 International rig awards Lower 48 market stabilizing and generating meaningful daily margins of $16,240 Nabors Awarded an automation solutions project on 5 working rigs with a major customer (1) Adjusted gross margin percent represents adjusted gross margin divided by total revenue Note: For the reconciliations of adjusted EBITDA, adjusted gross margin, net debt and adjusted free cash flow to the most comparable non-GAAP measures see non-GAAP reconciliations in Appendix

N A B O R S . C O M Expanding & enhancing our International segment 5 Performance excellence in the Lower 48 Five Keys to Excellence 1 Advancing technology & innovation with demonstrated results Progress on our commitment to de-lever 2 3 Leading in Sustainability and the Energy Transition 4 5

N A B O R S . C O M 1 $- $2,000 $4,000 $6,000 $8,000 $10,000 $12,000 $14,000 $16,000 $18,000 Daily Gross Margin(1) $- $5,000 $10,000 $15,000 $20,000 $25,000 $30,000 $35,000 $40,000 Daily Rig Revenue(1) Daily Revenue and Margin Holding above Prior Cycle Highs Performance Excellence In The Lower-48 6 Powerful daily revenue and margins (1) Daily rig revenue and adjusted daily gross margin for drilling rigs only, does not include Nabors Drilling Solutions

N A B O R S . C O M 2 $- $2,000 $4,000 $6,000 $8,000 $10,000 $12,000 $14,000 $16,000 $18,000 $20,000 Daily Gross Margin $- $10,000 $20,000 $30,000 $40,000 $50,000 Daily Rig Revenue Working to enhance both the top and bottom line International Focus Growing Dayrates and Margin Resilience Leading to Growth in Our International Segment 7 (1) Daily rig revenue and adjusted daily gross margin for drilling rigs only, does not include Nabors Drilling Solutions

N A B O R S . C O M Significant Growth Trajectory in Saudi Arabia Resilience Leading to Growth in Our International Segment 8 40 45 50 55 1Q 2Q 3Q 4Q 1QA 2QA 3QA 4QA 1QF 2Q 3Q 4Q 2022 A 2023 2024 F SANAD Estimated Average Rig Count Potential* • Awarded 15 total rigs to-date • 50 rigs to be deployed over 10 years • Five operating and three more expected in 2024 • Capital expense funded organically by SANAD • 6-year initial contracts, payout within 5 years, plus 4-year renewal at market rate Newbuild Program Generating Revenue • These estimates are based on current market conditions and expectations are based on information received from third parties, which are subject to change. The estimates do not represent guidance or projections. 2

N A B O R S . C O M Significant Opportunity for Additional International Rigs by YE 2025 9 80 104 Actively negotiating tenders for 12 rigs in addition to contracts in-hand 87 * These estimates are based on current market conditions and expectations are based on information received from third parties, which are subject to change. The estimates do not represent guidance or projections. Resilience Leading to Growth in Our International Segment Contracted in-hand Awards, negotiations and tenders 2

N A B O R S . C O M 0% 10% 20% 30% 40% 50% 60% $- $50 $100 $150 $200 $250 $300 $350 NDS Revenue, Adjusted EBITDA & Adjusted Gross Margin % Revenue Adjusted EBITDA Adjusted GM % NDS Capitalizing on Higher Penetration Improving Outlook For Our Technology & Innovation 10 Adjusted gross margin of 52% in 4Q 2023 3

N A B O R S . C O M NDS Growing Third Party and International Revenue Improving Outlook For Our Technology & Innovation 11 0% 133% 267% 400% 0 200 400 600 2016 2017 2018 2019 2020 2021 2022 2023 NDS - U.S Third Party Indexed Growth % 0% 200% 400% 600% 800% 0 200 400 600 800 1000 2016 2017 2018 2019 2020 2021 2022 2023 NDS - International Indexed Growth % U.S. - NBR Rigs 42% U.S. - Third Party Rigs 23% International 35% 4Q 2023 U.S. - NBR Rigs U.S. - Third Party Rigs International 3

N A B O R S . C O M Predictive Drilling Increases Rate of Penetration (ROP) Improving Outlook For Our Technology & Innovation 12 Leveraging Predictive Drilling with SmartROS®, the Williston Operator safely accelerated ROP while extending bit life for six wells. • 61% Improvement in Average ROP • 78% Average Utilization • 5 of 6 Laterals Drilled with a Single Bit Successful First Use in Williston 223 236 411 256 227 189 403 296 411 489 528 349 0 50 100 150 200 250 300 350 400 450 500 550 Well 1 Well 2 Well 3 Well 4 Well 5 Well 6 Off On ROP Comparison Average of ROP – Actual Value Footage 1,087 3,008 3,939 1,436 801 1,438 7,456 4,784 5,788 7,839 8,592 7,596 0 1,000 2,000 3,000 4,000 5,000 6,000 7,000 8,000 9,000 10,000 Well 1 Well 2 Well 3 Well 4 Well 5 Well 6 8,543 7,792 9,727 9,275 9,393 9,034 Off On Footage Comparison 3

N A B O R S . C O M $- $0.5 $1.0 $1.5 $2.0 $2.5 $3.0 $3.5 $4.0 YE 2017 YE 2018 YE 2019 YE 2020 YE 2021 YE 2022 YE 2023 Billions Net Debt Significant Headway Reducing Debt Progress on Our Commitment to De-lever 13 ~ $1.6B Net Debt(1) reduction since YE 2017 $1.6B (1) Net Debt is a non-GAAP metric; see reconciliations in the Appendix 4

5 Leading in Sustainability and the Energy Transition

A Shared Path Forward


Energy Innovation vs. Energy Exclusion
Remove tradeoffs between energy sources


Capitalize on Strengths and Adjacencies
Add value to adjacent industries


Collaboration is Key to Success
Leverage collective strengths to accelerate progress

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N A B O R S . C O M Alternative Energy Emissions Monitoring Pursuing Multiple Decarbonization Pathways Green Fuels Energy Storage Leading in Sustainability and the Energy Transition Nabors Initiatives to Lower Emissions 15 Engine Optimization 5

N A B O R S . C O M Leading in Sustainability and the Energy Transition Emissions Monitoring Energy Storage Alternative Energy Our Venture Portfolio Future energy system needs clean, dispatchable and scalable energy solutions 16 5 Leading in Sustainability and the Energy Transition

N A B O R S . C O M 17 Ubiquitous Ability to create heat reservoirs by drilling into deep rock formations Innovative Drilling Technologies Reducing cost per energy-unit produced by using and combining new technologies Baseload Reliable and available 24/7 Renewable Subsurface heat replenished naturally Nabors and its predecessor entities have been continuously innovating in the energy sector for over 100 years Technological advancements are enabling wide-scale commercial geothermal development Leading in Sustainability and the Energy Transition Geothermal Market Technology Advancements 5

Appendix 18

N A B O R S . C O M Rig Utilization and Availability, December 31, 2023 19 RIG FLEET(1) 319 RIGS ON REVENUE(1) 155 UTILIZATION AT 12/31/2023 49% TOTAL U.S. OFFSHORE 12 3 25% 15 3 20% ALASKA INTERNATIONAL 132 79 60% 111 74 67% U.S. LOWER-48 HIGH SPEC(2) (1) As of December 31, 2023

N A B O R S . C O M December 31, September 30, December 31, 2022 2023 2023 Net income (loss) ($58,155) ($31,244) $3,857 Income tax expense (benefit) 26,161 10,513 19,244 Income (loss) from continuing operations before income taxes ($31,994) ($20,731) $23,101 Investment (income) loss (9,194) (10,169) (12,042) Interest Expense 44,245 44,042 49,938 Other, net 58,124 35,546 7,878 Adjusted Operating Income (loss) 61,181 48,688 68,875 Depreciation and Amortization 168,841 161,337 161,228 Adjusted EBITDA $230,022 $210,025 $230,103 (In Thousands) Three Months Ended Reconciliation of Non-GAAP Financial Measures to Net Income (Loss) 20 Adjusted EBITDA represents net income (loss) before income (loss) from discontinued operations, net of tax, income taxes, investment income (loss), interest expense, other, net and depreciation and amortization. Adjusted EBITDA is a non-GAAP financial measure and should not be used in isolation or as a substitute for the amounts reported in accordance with GAAP. In addition, adjusted EBITDA excludes certain cash expenses that the Company is obligated to make. However, management evaluates the performance of its operating segments and the consolidated Company based on several criteria, including adjusted EBITDA and adjusted operating income (loss), because it believes that these financial measures accurately reflect the Company’s ongoing profitability and performance. Securities analysts and investors use this measure as one of the metrics on which they analyze the Company’s performance. Other companies in this industry may compute these measures differently. A reconciliation of this non-GAAP measure to net income (loss), which is the most closely comparable GAAP measure, is provided in the table below.

Reconciliation of U.S. Drilling Segment Adjusted Gross Margin to U.S. Drilling Segment Adjusted Operating Income

Adjusted gross margin by segment represents adjusted operating income (loss) plus general and administrative costs, research and engineering costs and depreciation and amortization.

(In Thousands)	Three Months Ended December 31, 2022	Three Months Ended September 30, 2023	Three Months Ended December 31, 2023
Lower 48 - U.S. - Drilling			
Adjusted operating income	$ 58,299	$ 40,366	$ 40,108
Plus: General and administrative costs	4,977	5,239	4,087
Plus: Research and engineering	1,637	1,389	1,276
GAAP Gross Margin	64,913	46,994	45,471
Plus: Depreciation and amortization	62,768	60,447	59,545
Adjusted gross margin	**$ 127,681**	**$ 107,441**	**$ 105,016**
Other - U.S. - Drilling			
Adjusted operating income	$ 9,994	$ 9,216	$ 11,386
Plus: General and administrative costs	324	331	315
Plus: Research and engineering	166	90	89
GAAP Gross Margin	10,484	9,637	11,790
Plus: Depreciation and amortization	13,081	7,329	7,332
Adjusted gross margin	**$ 23,565**	**$ 16,966**	**$ 19,122**
U.S. - Drilling			
Adjusted operating income	$ 68,293	$ 49,582	$ 51,494
Plus: General and administrative costs	5,301	5,570	4,402
Plus: Research and engineering	1,803	1,479	1,365
GAAP Gross Margin	75,397	56,631	57,261
Plus: Depreciation and amortization	75,849	67,776	66,877
Adjusted gross margin	**$ 151,246**	**$ 124,407**	**$ 124,138**

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N A B O R S . C O M Reconciliation of Net Debt to Total Debt 22 Net debt is computed by subtracting the sum of cash, cash equivalents and short-term investments from total debt. This non-GAAP measure has limitations and therefore should not be used in isolation or as a substitute for the amounts reported in accordance with GAAP. However, management evaluates the performance of its operating segments and the consolidated Company based on several criteria, including net debt, because it believes that this financial measure accurately measures the Company’s liquidity. In addition, securities analysts and investors use this measure as one of the metrics on which they analyze the company’s performance. Other companies in this industry may compute this measure differently. A reconciliation of net debt to total debt, which is the nearest comparable GAAP financial measure, is provided in the table below. December 31, September 30, December 31, 2022 2023 2023 Long-Term Debt $2,537,540 $2,501,339 $2,511,519 Current Debt - - 629,621 Total Debt $2,537,540 $2,501,339 $3,141,140 Cash & Short-term Investments $452,315 $406,643 $1,070,178 Net Debt $2,085,225 $2,094,696 $2,070,962 (In Thousands)

N A B O R S . C O M (In Thousands) Three Months Ended December 31, 2023 U.S. Drilling International Drilling Drilling Solutions Rig Technologies Other reconciling items Total Adjusted operating income (loss) 51,494 $ 18,642 $ 30,127 $ 5,788 $ (37,176) $ 68,875 $ Depreciation and amortization 66,877 86,898 4,375 3,023 55 161,228 Adjusted EBITDA 118,371 $ 105,540 $ 34,502 $ 8,811 $ (37,121) $ 230,103 $ (In Thousands) Three Months Ended September 30, 2023 U.S. Drilling International Drilling Drilling Solutions Rig Technologies Other reconciling items Total Adjusted operating income (loss) 49,582 $ 9,862 $ 25,341 $ 4,995 $ (41,092) $ 48,688 $ Depreciation and amortization 67,775 86,313 5,078 2,226 (55) 161,337 Adjusted EBITDA 117,357 $ 96,175 $ 30,419 $ 7,221 $ (41,147) $ 210,025 $ (In Thousands) Three Months Ended December 31, 2022 U.S. Drilling International Drilling Drilling Solutions Rig Technologies Other reconciling items Total Adjusted operating income (loss) 68,293 $ 1,750 $ 24,800 $ 6,118 $ (39,780) $ 61,181 $ Depreciation and amortization 75,849 87,088 5,536 1,443 (1,075) 168,841 Adjusted EBITDA 144,142 $ 88,838 $ 30,336 $ 7,561 $ (40,855) $ 230,022 $ Reconciliation of Adjusted EBITDA by Segment to Adjusted Operating Income (Loss) by Segment 23 Adjusted EBITDA by segment represents adjusted income (loss) plus depreciation and amortization.

N A B O R S . C O M Three Months Ended December 31 2023 Net cash provided by operating activities $181,921 Add: Capital expenditures, net of proceeds from sales of assets (129,700) Adjusted free cash flow $52,221 (In Thousands) Reconciliation of Adjusted Free Cash Flow to Net Cash Provided by Operating Activities 24 Adjusted free cash flow represents net cash provided by operating activities less cash used for capital expenditures, net of proceeds from sales of assets. Management believes that adjusted free cash flow is an important liquidity measure for the company and that it is useful to investors and management as a measure of the company’s ability to generate cash flow, after reinvesting in the company for future growth, that could be available for paying down debt or to return to shareholders through dividend payments or share repurchases. Adjusted free cash flow does not represent the residual cash flow available for discretionary expenditures. Adjusted free cash flow is a non-GAAP financial measure that should be considered in addition to, not as a substitute for or superior to, cash flow from operations reported in accordance with GAAP.

NABORS INDUSTRIES LTD. NABORS.COM NABORS CORPORATE SERVICES 515 W. Greens Road Suite 1200 Houston, TX 77067-4525 @ n a b o r s g l o b a l Contact Us: William C. Conroy, CFA VP - Corporate Development and Investor Relations William.Conroy@nabors.com Kara K. Peak Director - Corporate Development and Investor Relations Kara.Peak@nabors.com